
EXPERTISE
SHIP
SELL
PICK
PACK
ACCOUNTABLE
COLLABORATE
RELATIONSHIP
BEST-IN-CLASS
SYSTEMS
3PL
SELL
PARTNER
STRATEGY
NORTH AMERICA
SUPPORT
PICK
TECHNOLOGY
MANAGEMENT
FLEXIBILITY
DIGITAL
SYSTEMS
3PL
LOGISTICS
OPERATIONS
FULFILLMENT
DISTRIBUTION
VALUE
DEMAND
SUPPLY
NETWORK

Connecting Strong Brands with Smart Logistics

NAVARRE®

Corporate Presentation

Dec 2012

NASDAQ: **NAVR**

Safe Harbor

NAVARRE
NASDAQ: NAVR

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Who We Are…

NAVARRE
NASDAQ: NAVR

- A vertically integrated, full service retail & e-commerce services platform for major brands, retailers & manufacturers
- **What makes us unique?** We handle it ***all***, from website development & hosting, to warehousing, e-commerce fulfillment, customer service and logistics
- Since our founding in 1983, we have become **the largest distributor** of consumer software in the U.S. & Canada
- Significant organic growth across our key market segments


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Major Brands Rely On Us To Reach & Serve Their Customers

NAVARRE
NASDAQ: NAVR

- BEST BUY
- Walmart — Save money. Live better.
- TARGET
- GROUPON
- amazon.com
- Office DEPOT
- COSTCO WHOLESALE
- RadioShack
- TigerDirect.com
- OfficeMax — WORK WITH US
- GameStop
- metroPCS — Unlimit Yourself.
- Fry's ELECTRONICS
- LONDON DRUGS
- YANKEE CANDLE company
- TOYS "R" US
- STAPLES — that was easy.
- BJ's WHOLESALE CLUB
- Sam's CLUB
- cache
- Justice

Our Full-Service Platform:
From Sales to Delivery & Everything In Between

NAVARRE
NASDAQ: NAVR

We offer a full-scale, one-stop-shop for our partners, regardless of how they go-to-market — be it traditional distribution, direct or e-commerce.

E-Commerce Services
- Oracle/ATG platform
- Storefront & hosting development
- Fulfillment
- Proprietary cross-channel order management
- Reporting & analysis

Value Added Services
- Packaging design & services
- Marketing & creative
- 24/7 customer support


NAVARRE
Full-Service Platform

Supply Chain Management
- Importing, scheduling & transit
- Streamlined customs process
- Inventory storage

Logistics (3PL)
- Order processing
- Return disposition
- Brand & inventory control

Distribution & Sales
- Pick, pack & ship
- Maximize retail channel access

We Address the Trends in a Large & Growing Market[1]

NAVARRE
NASDAQ: NAVR

- U.S. retail e-commerce spending topped **$41.9B** in Q3 2012, **up 15%** vs. year ago
- This represents the 12th consecutive quarter of positive year-over-year growth and 8th consecutive quarter of double-digit growth
- The top-performing online product categories:
  - Consumer Electronics
  - Computer Software
  - Digital Content & Subscriptions
  - Apparel & Accessories
- Each category grew at least 16% vs. year ago

Online Consumer Spending Projected to Increase 62% by 2016[2]


$202B
$226B
$252B
$278B
$304B
$327B
By 2015, the web to account for 11% of all retail sales[3]
2011
2012E
2013E
2014E
2015E
2016E

1) comScore, Nov 2012.
2) Forrester Inc. & Internet Retailer.com, Aug 2012.
3) Forrester Research, Feb 2011.

Strategic Plan: Phase 1

NAVARRE
NASDAQ: NAVR

In the 2nd quarter of 2011, new management implemented a strategic plan to re-align our organization with emerging trends in the marketplace.

Objective	**Results** (6 months ending Sep 2012)[1]
1) Reduce/realign operating costs	Achieved savings of $1M/month
2) Maximize organic growth in key segments and markets	Consumer electronics & accessories: **+35%** E-Commerce: **+25%** Canada: **+46%**
3) Offset maturing software market with gain in market share	Software sales declined only 2% vs. ~16% in the overall market
4) No debt at quarter end	$0 debt at quarter end (over past five quarters)
5) Round-out operational platform with a complementary acquisition	Acquired SpeedFC in Nov 2012

Achieved YTD FY-13 **Adj. EBITDA of $2.8M, up from $140K** in Same Year-Ago Period

1) Fiscal year ends Mar 31.

Acquisition of SpeedFC[1]

NAVARRE
NASDAQ: NAVR

Who is SpeedFC?

- A leading provider of flexible, end-to-end e-commerce services
- Services include:
  - E-commerce platform creation
  - Web hosting
  - Order management & reporting
  - Fulfillment & customer care
- Sales of $57.5M[2] TTM Jun 2012
- Calendar year 2012 sales expected to increase significantly, driving ~$8M in adjusted EBITDA

Sample SpeedFC Client Managed Sites


YANKEE CANDLE
FALL FAVORITES
Justice
BROTHERS
bts '12
slim & ½ sizes!
SCHOOL DAZE
go back in a blur of bright colors
jeans
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1) On Nov 20, 2012, Navarre closed the acquisition of SpeedFC.
2) Represents SpeedFC's unaudited net sales for its trailing twelve months ended Jun 30, 2012.

SpeedFC Transaction Details

NAVARRE
NASDAQ: NAVR

- **Purchase price:** $50M, comprised of 17.1M shares of NAVR common stock and $25M cash
- **Contingent consideration:** up to $5M in cash and 6.3M shares of common stock, paid dependent on SpeedFC's Adj. EBITDA for 12-mo. ending Dec 31, 2012
- **Why SpeedFC?**
  - Rounds out our vertically integrated, full-scale distribution and fulfillment platform
  - SpeedFC offers robust e-commerce services and direct-to-consumer fulfillment capabilities
  - Attractive e-commerce trends
  - Immediate cross selling opportunities
  - +40% net sales CAGR 2009-2011
  - Expected to be accretive to EPS in fiscal 2014[1]

Sample SpeedFC Clients

Justice

metroPCS

SHOPKO
my life. my style. my store.

YANKEE CANDLE company

SPENCER'S

1) Before the impact of transaction and integration costs.

Powerful E-Commerce Services & Distribution Platform

NAVARRE
NASDAQ: NAVR



MasterCard
AMEX
NAVARRE
Full-Service Platform

E-Commerce Services

- E-Commerce Platform & Fulfillment
- Logistics (3PL)
- Supply Chain Management
- 24/7 Customer Service

Distribution

- Consumer Electronics & Accessories
- Software
- Canada
- Dot Com Fulfillment

Services: E-Commerce Platform & Fulfillment

NAVARRE
NASDAQ: NAVR

- We develop & operate proprietary e-commerce websites on behalf of our partners
- Our e-commerce services:
  - Creation & integration of SaaS e-commerce platforms
  - Tier 4 web hosting
  - Cross-channel order management & reporting
  - High-performance fulfillment
  - Consumer customer care
- Our expertise allows partners to focus on their core competencies and benefit from our material handling efficiencies
- Gross margin profile is >2x our distribution business


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Services: 3PL (Logistics)

NAVARRE
NASDAQ: NAVR

- We provide our partners all product handling & sales channel service needs
- Services offered:
  - Overseas logistics coordination
  - Import/export customs management
  - Inventory storage & tracking
  - Reverse logistics, QA, returns disposition
  - 24/7 customer service
- Benefits to our clients:
  - On-time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Packaging & service level compliance
  - Efficient returns processing



Sample 3PL Clients

GROUPON
gear4
WARBY PARKER eyewear
Justice
YANKEE CANDLE company

Distribution: Consumer Electronics & Accessories (CE&A)

NAVARRE
NASDAQ: NAVR

- High growth segment – revenue **up 86%** to $87.3M TTM @ Sep 2012
- Recent customer additions:

NORDSTROM, Bass Pro Shops, Brookstone, Urban Outfitters, American Eagle Outfitters, RadioShack, Bed Bath & Beyond, Walgreens

- 200+ new vendor partners during the past 24 months, including:

Ballistic, gear4, Square, hue Philips

Robust Y/Y Revenue Growth[1]



$12.2M
$20.8M
$14.8M
$15.7M
$11.3M
$32.6M
$8.6M
$18.2M
FY12 FY13
Fiscal Q1
FY12 FY13
Fiscal Q2
FY11 FY12
Fiscal Q3
FY11 FY12
Fiscal Q4

Sample Products



1) Fiscal year ends Mar 31.

Distribution: Software

- We are the largest distributor of consumer software in the U.S. & Canada
- Our sophisticated systems provide a full array of services for our partners:
  - Proprietary vendor managed inventory
  - Point-of-sale activation
  - Consignment programs
- Packaged retail software is a maturing market that is largely in decline. So, we are offsetting this by increasing market share via product line wins & expansion in Canada.



ENCORE®

We also publish casual gaming, personal productivity, architecture and education software under our **Encore**® brand

Distribution: Canada

- High growth segment – revenue **up 52%** to $65.5M TTM @ Sep 2012
- Opened distribution facility in May 2010
- Strong partnerships with trend-setting retailers
- Sample customers:

Recently awarded placement beginning Q1 of calendar 2013


Y/Y Revenue Growth[1]
$9.3M
$12.2M
$10.6M
$16.7M
$15.3M
$25.6M
$8.0M
$11.0M
FY12 FY13
Fiscal Q1
FY12 FY13
Fiscal Q2
FY11 FY12
Fiscal Q3
FY11 FY12
Fiscal Q4

1) Fiscal year ends Mar 31.

Distribution: Dot Com Fulfillment

NAVARRE
NASDAQ: NAVR

- We're a single-source partner for traditional retailers who ship the same product to stores & distribution centers
- We also handle the complexity of shipping to their end-user customers
- Internet-only retailers partner with us to provide a wide variety of products
- High growth segment – revenue **up 52%** to $80.9M TTM @ Sep 2012

Sample Dot Com Fulfillment Customers

Walmart

Costco.com

Best Buy
BestBuy.com

amazon.com

TigerDirect.com

Strategic Plan: The Next Phase

NAVARRE
NASDAQ: NAVR

- Realize efficiencies & synergies between our retail distribution & e-commerce offerings
- Exploit our unique service offering to help customers exit the distribution business
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Aggressively pursue the underserviced Canadian market
- Continue to gain market share in our software business
- Pursue opportunistic acquisitions


OPPORTUNITY

Navarre's Seasoned Leadership Team

NAVARRE
NASDAQ: NAVR

Richard Willis	Diane Lapp	Ward Thomas	Jeff Zisk	Ryan Urness	Chuck Reibling
CEO	*CFO*	*Pres. of Distribution*	*Pres. of SpeedFC*	*General Counsel*	*VP Operations & IT*
• Appointed CEO in Sep 2011 • Member of Board of Directors • CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports	• Joined Navarre in Oct 2003 • Appointed CFO in May 2012 • 20 years of senior management experience in public accounting and finance	• President of Business Services since Aug 2010 • President of Encore since Oct 2011 • Executive sales & management experience at Trend Micro and FUNimation Entertainment	• Founded SpeedFC in 2000 • +25 years experience in fulfillment, distribution & retail industries • CEO experience: Entertainment Foods, Inc. & AMWC, Inc.	• Joined Navarre in Jan 2003 • Oversees investor relations & human resources • Former head of intellectual property practice at Winthrop & Weinstine, P.A.	• Joined Navarre in Mar 2012 • 18 years of senior management experience in operations and IT (8 years as VP of e-commerce at Baker & Taylor, world's largest book distributor)

NAVARRE®

Key Financials

Foundation of Our Organic Growth Strategy

NAVARRE
NASDAQ: NAVR

These three strong performing segments form the basis of our growth strategy, as represented below in both growth & percentage of net sales[1]

CE&A Sales



Up 86%
$46.9M
11%
$87.3M
19%
TTM @ Sep-11
TTM @ Sep-12

Canada Sales[2]



Up 52%
$43.2M
10%
$65.5M
14%
TTM @ Sep-11
TTM @ Sep-12

Dot Com Fulfillment Sales[2]



Up 52%
$53.3M
12%
$80.9M
18%
TTM @ Sep-11
TTM @ Sep-12

1) Excludes home video product net sales.
2) Revenues also included in CE&A net sales.

Selected Financial Performance Since Restructuring[1]

NAVARRE
NASDAQ: NAVR

	12-Months Ended		
	Sep 2012	Sep 2011	*Change*
Net Sales[2 3]	$459.4M	$442.9M	*4%*
Software	$342.6M	$359.9M	*(5%)*
CE&A	**$87.3M**	**$46.9M**	***86%***
Operating Expenses[3]	$46.9M	$58.5M	*(20%)*
Adjusted EBITDA[4]	$8.5M	$6.2M	*36%*
Canada Net Sales[5]	**$65.5M**	**$43.2M**	***52%***
E-Commerce Fulfillment Net Sales[5]	**$80.9M**	**$53.3M**	***52%***

1) Navarre restructuring initiated FY-Q2 2012.
2) Excludes net sales of home video products of $39.3M & $6.2M during the 12 months ended Sep 2011 & Sep 2012, respectively.
3) Excludes restructuring charges.
4) Please see appendix for use of non-GAAP information.
5) Revenues included in net sales above.

Fiscal 2013 & 2014 Outlook[1]

NAVARRE
NASDAQ: NAVR

- **Net Sales**
  - **2013:** $480M - $500M
  - **2014:** $530M - $560M **(~11% growth vs. FY-13)**
- **Adjusted EBITDA**
  - **2013:** $9M - $11M
  - **2014:** $17M - $21M **(~90% growth vs. FY-13)**


Net Sales & Adj. EBITDA Outlook
($ Millions)
Net Sales
Adj. EBITDA
$480-$500
$530-$560
$9 - $11
$17 - $21
FY13E
FY14E

1) Fiscal year ends Mar 31. Guidance issued and effective Nov 20, 2012 and includes anticipated SpeedFC net sales and adjusted EBITDA.

Navarre Key Takeaways

NAVARRE
NASDAQ: NAVR

- We provide a single-source solution for major players in a large & growing e-commerce market
- Highly scalable platform allows for volume growth
- SpeedFC acquisition creates synergies and opportunities for sales growth
- SpeedFC's robust e-commerce solutions bring new revenue streams and margin expansion
- Strong organic growth opportunities in key segments & markets



Annual Net Sales & Adj. EBITDA1
($ Millions)
Net Sales
Adj. EBITDA
$480.8
$7.7
$480 - $500
$9 - $11
$530 - $560
$17 - $21
FY12²
FY13E³
FY14E³

1) Fiscal year ends Mar 31.
2) Represents adjusted pro forma EBITDA. Please see appendix for use of non-GAAP information.
3) Guidance issued and effective only on Nov 20, 2012 and includes anticipated net sales and adjusted EBITDA from SpeedFC.

APPENDIX

Use of Non-GAAP Information

The company provides non-GAAP adjusted information and references to "adjusted" information are references to non-GAAP measures. The company provides adjusted non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these adjusted non-GAAP financial metrics. For each such adjusted non-GAAP financial measure, the adjustment provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of adjusted non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this adjusted non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

12-Month GAAP Net Sales Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Sales Before Inter-Company Eliminations to GAAP Net Sales and Business Segment Information
(In thousands)
(Unaudited)

	Twleve Months Ended September 30,			
	2012	%	2011	%
Net sales:				
Software	$ 342,552	73.6%	$ 359,916	74.6%
Consumer electronics				
and accessories	87,265	18.7%	46,916	9.7%
Video games	20,401	4.4%	26,271	5.4%
Home video	6,217	1.3%	39,303	8.2%
Distribution	456,435	98.0%	472,406	98.0%
Publishing	25,825	5.5%	29,543	6.1%
Net sales before inter-company				
eliminations	482,260		501,949	
Inter-company eliminations	(16,616)	-3.6%	(19,736)	-4.1%
Net sales as reported	$ 465,644		$ 482,213	
Operating income (loss)				
Distribution	$ (8,370)		$ (4,431)	
Publishing	(11,461)		3,892	
Consolidated operating income (loss)	$ (19,831)		$ (539)	
Net Sales by Geographic Region				
United States	$ 416,756		$ 458,744	
International	65,504		43,205	
Net sales before inter-company				
eliminations	482,260		501,949	
Inter-company eliminations	(16,616)		(19,736)	
Net Sales as reported	$ 465,644		$ 482,213	
Net Sales by Sales Channel				
Retail	$ 401,353		$ 448,657	
E-commerce	80,907		53,292	
Net sales before inter-company				
eliminations	482,260		501,949	
Inter-company eliminations	(16,616)		(19,736)	
Net Sales as reported	$ 465,644		$ 482,213	

12-Month Adjusted Pro Forma Income Before Continuing Operations Reconciliation

NAVARRE
NASDAQ: NAVR

Adjusted Pro Forma Income from Continuing Operations Before Income Tax for the Twelve Months Ended September 30,
(In thousands)
(Unaudited)

	GAAP Information				Adjusted Pro Forma Information			
	Twelve Months Ended September 30,				Twelve Months Ended September 30,			
	2012	% of sales	2011	% of sales	2012	% of sales	2011	% of sales
Net sales (1)	$465,644		$482,213		$466,114		$482,213	
Gross profit (1) (2)	40,287	8.7%	59,813	12.4%	50,673	10.9%	59,813	12.4%
Operating expenses (3)	60,118	12.9%	60,352	12.5%	46,925	10.1%	58,495	12.1%
Income (loss) from operations	(19,831)		(539)		3,748		1,318	
Other (expense), net (4)	(874)		(1,536)		(752)		(1,536)	
Income (loss) from continuing operations before income tax	$ (20,705)		$ (2,075)		$ 2,996		$ (218)	

	Twelve Months Ended September 30, 2012	2011
(1) Pro forma adjustments to net sales	$ 470	$ -
(2) Pro forma adjustments to gross profit	$ 9,916	$ -
(3) Pro forma adjustments to operating expense:	$ (13,193)	$ (1,857)
(4) Pro forma adjustments to other expense, net	$ 122	$ -

12-Month Adjusted EBITDA Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Income (Loss) to Adjusted EBITDA Trailing Twelve Months
(In thousands)
(Unaudited)

	Ended September 30,	
	2012	2011
Net income (loss), as reported	$ (32,506)	$ 8,957
Interest expense, net	648	1,484
Income tax expense (benefit)	11,802	(11,032)
Depreciation and amortization	3,353	3,865
Restructuring and other charges	23,701	1,858
Foreign translation loss (gain)	106	26
Share-based compensation	976	1,050
Transaction costs	393	-
Adjusted EBITDA	$ 8,473	$ 6,208